Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-K (the “Report”) of Yayi International Inc. (the “Registrant”) for the fiscal year ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, the undersigned, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By:	/s/ Li Liu	Dated: February 13, 2009
Li Liu
Chief Executive Officer and President
(Principal Executive Officer)

By:	/s/ Tong Li	Dated: February 13, 2009
Tong Li
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)